                                                                   Exhibit 10.48


                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 9, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and Jonathan F. Foster ("Grantee").

         As an inducement to Grantee to agree to serve as a director of the Company, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 150,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 150,000 Shares.

         3. Exercise Price. The exercise price shall be $8.00 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on August 9, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall vest and be exercisable on the date hereof and shall expire five years from the date hereof; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "permitted assigns," in accordance with paragraph 7 below. In the event that the Option shall be exercised pursuant to paragraph 7 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents, in shares of Common Stock which have been owned by the Grantee for at least six months, or any combination thereof. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the minimum obligations, if any, for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. In the alternative, the Grantee may tender to the Company shares of the Company owned by the Grantee for at least six months to satisfy such tax withholding obligation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his permitted assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or trading market or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the Company files a registration statement for any of its Common Stock (either for its own account or the account of a security holder or holders), the Company will use its reasonable efforts to include in such registration, and/or in any underwriting therein, any or all of the Shares requested by the Grantee to be so included, upon reasonable and customary terms and conditions, provided such inclusion would not have a material adverse effect upon such filing or the consummation of the offering contemplated thereby. The Company agrees to pay for expenses of registering the Shares. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Reload Grants. To the extent the Grantee exercises the Option or any Reload Option (as defined below) granted hereunder by delivering Shares owned by the Grantee for more than six months instead of paying cash, then, provided that the Grantee continues to serve as a director of the Company on the date of such exercise, the Grantee shall automatically receive on the date of such exercise a new option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered by the Grantee upon such exercise. The Reload Option shall be subject to the same terms and conditions as the Option, including its expiration date, except that the Reload Option shall have an exercise price equal to the closing price per Share on the date the Reload Option is granted.

         7. Nontransferability. The Option shall not be assignable or transferable other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

                  Notwithstanding the aforesaid, the Option may be transferred by the Grantee to (i) the spouse, children or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the transfer must be either a gift or made for estate planning purposes, (y) such transfer shall be subject to such limits and conditions as the Board of Directors of the Company may impose, and (z) subsequent transfers of the transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

         8. Death of Grantee. In the event of the death of the Grantee, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.


                                           FINANCIAL PERFORMANCE CORPORATION



                                           By:
                                               --------------------------------
                                           Name:    Jeffrey S. Silverman
                                           Title:   Chairman



                                           ------------------------------------
                                           Jonathan F. Foster

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 9, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and Nathan Gantcher ("Grantee").

         As an inducement to Grantee to agree to serve as a director of the Company, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 150,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 150,000 Shares.

         3. Exercise Price. The exercise price shall be $8.00 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on August 9, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall vest and be exercisable on the date hereof and shall expire five years from the date hereof; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "permitted assigns," in accordance with paragraph 7 below. In the event that the Option shall be exercised pursuant to paragraph 7 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents, in shares of Common Stock which have been owned by the Grantee for at least six months, or any combination thereof. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the minimum obligations, if any, for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. In the alternative, the Grantee may tender to the Company shares of the Company owned by the Grantee for at least six months to satisfy such tax withholding obligation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his permitted assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or trading market or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the Company files a registration statement for any of its Common Stock (either for its own account or the account of a security holder or holders), the Company will use its reasonable efforts to include in such registration, and/or in any underwriting therein, any or all of the Shares requested by the Grantee to be so included, upon reasonable and customary terms and conditions, provided such inclusion would not have a material adverse effect upon such filing or the consummation of the offering contemplated thereby. The Company agrees to pay for expenses of registering the Shares. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Reload Grants. To the extent the Grantee exercises the Option or any Reload Option (as defined below) granted hereunder by delivering Shares owned by the Grantee for more than six months instead of paying cash, then, provided that the Grantee continues to serve as a director of the Company on the date of such exercise, the Grantee shall automatically receive on the date of such exercise a new option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered by the Grantee upon such exercise. The Reload Option shall be subject to the same terms and conditions as the Option, including its expiration date, except that the Reload Option shall have an exercise price equal to the closing price per Share on the date the Reload Option is granted.

         7. Nontransferability. The Option shall not be assignable or transferable other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

                  Notwithstanding the aforesaid, the Option may be transferred by the Grantee to (i) the spouse, children or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the transfer must be either a gift or made for estate planning purposes, (y) such transfer shall be subject to such limits and conditions as the Board of Directors of the Company may impose, and (z) subsequent transfers of the transferred Options shall be prohibited except those by will or the laws of descent and distribution.

Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

         8. Death of Grantee. In the event of the death of the Grantee, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.


                                           FINANCIAL PERFORMANCE CORPORATION



                                           By:
                                               --------------------------------
                                           Name:    Jeffrey S. Silverman
                                           Title:   Chairman



                                           ------------------------------------
                                           Nathan Gantcher

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 9, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and J. William Grimes ("Grantee").

         As an inducement to Grantee to agree to serve as a director of the Company, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 150,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 150,000 Shares.

         3. Exercise Price. The exercise price shall be $8.00 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on August 9, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall vest and be exercisable on the date hereof and shall expire five years from the date hereof; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "permitted assigns," in accordance with paragraph 7 below. In the event that the Option shall be exercised pursuant to paragraph 7 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents, in shares of Common Stock which have been owned by the Grantee for at least six months, or any combination thereof. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the minimum obligations, if any, for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. In the alternative, the Grantee may tender to the Company shares of the Company owned by the Grantee for at least six months to satisfy such tax withholding obligation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his permitted assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or trading market or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the Company files a registration statement for any of its Common Stock (either for its own account or the account of a security holder or holders), the Company will use its reasonable efforts to include in such registration, and/or in any underwriting therein, any or all of the Shares requested by the Grantee to be so included, upon reasonable and customary terms and conditions, provided such inclusion would not have a material adverse effect upon such filing or the consummation of the offering contemplated thereby. The Company agrees to pay for expenses of registering the Shares. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Reload Grants. To the extent the Grantee exercises the Option or any Reload Option (as defined below) granted hereunder by delivering Shares owned by the Grantee for more than six months instead of paying cash, then, provided that the Grantee continues to serve as a director of the Company on the date of such exercise, the Grantee shall automatically receive on the date of such exercise a new option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered by the Grantee upon such exercise. The Reload Option shall be subject to the same terms and conditions as the Option, including its expiration date, except that the Reload Option shall have an exercise price equal to the closing price per Share on the date the Reload Option is granted.

         7. Nontransferability. The Option shall not be assignable or transferable other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

                  Notwithstanding the aforesaid, the Option may be transferred by the Grantee to (i) the spouse, children or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the transfer must be either a gift or made for estate planning purposes, (y) such transfer shall be subject to such limits and conditions as the Board of Directors of the Company may impose, and (z) subsequent transfers of the transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

         8. Death of Grantee. In the event of the death of the Grantee, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.


                                           FINANCIAL PERFORMANCE CORPORATION



                                           By:
                                               --------------------------------
                                           Name:    Jeffrey S. Silverman
                                           Title:   Chairman



                                           ------------------------------------
                                           J. William Grimes